UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

ANTHERA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2015, Anthera Pharmaceuticals, Inc. entered into an equity underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co., as representative of the several underwriters (the “Underwriters”) named therein, pursuant to which Anthera agreed to issue and sell an aggregate of 5,555,556 shares of our common stock to the Underwriters (the “Offering”). Under the terms of the Underwriting Agreement, we granted the underwriters a 30-day option to purchase up to an additional 833,333 shares of our common stock. The shares in the Offering were sold at a public offering price of $4.50 per share, and were purchased by the underwriters from us at a price of $4.23 per share. We estimate that net proceeds we will receive from the Offering will be $23,500,002, after deducting the underwriters’ commission and discounts, and assuming no exercise of the underwriters’ option to purchase additional shares from us.

The Offering was made pursuant to Anthera’s effective registration statement on Form S-3 (Registration No. 333-187780), which was previously filed with the Securities and Exchange Commission (“SEC”) and became effective on April 18, 2013, and a final prospectus supplement filed with the SEC.

We expect the Offering to close on or about March 23, 2015, subject to the satisfaction of customary closing conditions. In the Underwriting Agreement, the Company agrees to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the Underwriters may be required to make because of such liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. A copy of the opinion of Goodwin Procter LLP relating to the validity of the shares issued in the Offering is attached hereto as Exhibit 5.1.

On March 17, 2015, we issued a press release announcing that we had commenced the Offering. On March 18, 2015, we issued a press release announcing that we had priced the Offering. The press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

1.1	Underwriting Agreement, dated as of March 18, 2015, among Anthera Pharmaceuticals, Inc. and the Underwriter named therein

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press release dated March 17, 2015

99.2	Press release dated March 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2015,	Anthera Pharmaceuticals, Inc.

	By:	/s/ May Liu
May Liu
Senior Vice President of Finance and Administration

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